NATIONWIDE MUTUAL FUNDS
Nationwide Alternatives Allocation Fund

Supplement dated October 25, 2012
to the Summary Prospectus dated February 29, 2012

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Nationwide Alternatives Allocation Fund

Effective immediately, the Summary Prospectus is amended as follows:

The information under the section “Portfolio Managers,” within the heading “Portfolio Management,” on page 4 of the Summary Prospectus is deleted and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Matthew Hoehn	Vice President	Since 2011
Donald Mulvihill	Chief Investment Officer and Head of the Customized Beta Strategies Group for the Quantitative Investment Strategies Team	Since 2012
Amna Qaiser	Vice President	Since 2012

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE